UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2024

Aetherium Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41189	86-3449713
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

79B Pemberwick Rd. Greenwich, CT	06831
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 450-6836

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	GMFIU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	GMFI	The Nasdaq Stock Market LLC
Warrants	GMFIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 19, 2024, Aetherium Acquisition Corp. (the “Company”) prepared Amendment No. 2 (“Amendment No. 2”) to the definitive proxy on Schedule 14A in connection with its Special Meeting of the Company’s shareholders in lieu of its annual meeting to extend the time to complete its business combination. The definitive proxy on Schedule 14A filed in connection with the Special Meeting to extend the time to complete a Business combination to thirty-six (36) months from the effectiveness date of the Company’s Form S-1 by the SEC, which was December 29, 2021, seeks approval for the Company to deposit into the trust account the amount of $0.033 per non-redeeming public share of the Company for each month the Company exercises an extension.

Amendment No. 2 amends the Trust Amendment Proposal (Proposal 4) to delete the proposal to withdraw funds from the Company’s trust account to pay for excise taxes. As revised, the Trust Amendment Proposal (Proposal 4) no longer seeks approval to pay the Company’s excise tax. In no event will the Company withdraw interest from the Company’s trust account to pay any excise taxes due. At present, the Company’s trust account balance totals approximately $33,747,362.84 representing approximately $11.28 per public share at the time of filing of the Company’s definitive proxy on Schedule 14A.

To allow time for additional votes on the Trust Amendment Proposal (Proposal 4), as amended by Amendment No. 2., the Company has postponed the Special Meeting to March 28, 2024 at 8:30 a.m. ET.

The record date for the Meeting remains February 9, 2024. A copy of the previously issued press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 19, 2024
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2024

AETHERIUM ACQUISITION CORP.

	By:	/s/ Jonathan Chan
	Name:	Jonathan Chan
	Title:	Chief Executive Officer and Chairman